                                                                   EXHIBIT 10.13
                            STOCK TRANSFER AGREEMENT
                            ------------------------


     STOCK TRANSFER AGREEMENT (the "Agreement") dated as of June 19, 1995 between Children's Medical Center Corporation, a Massachusetts corporation ("Hospital") and InnerVentions, Inc., a Delaware corporation ("Transferee").

     WHEREAS, Clamshell Asset Corp., a Massachusetts corporation all of the outstanding capital stock of which is held by Hospital ("Clamshell"), owns various tangible asses used in the development, testing and manufacture of the Device, as hereinafter defined; and

     WHEREAS, Hospital desires to develop a source of supplies of the Device and wishes to enable a third party to complete the development and testing of, and take such actions as may be necessary to receive required approvals for, the Device and to manufacture the Device; and

     WHEREAS, Transferee desires to complete the development and testing of, and take such further actions as may be necessary to receive required approvals for the Device, and to manufacture the Device; and

     WHEREAS, Hospital is prepared to transfer all of the issued and outstanding equity of Clamshell and certain trademark rights, and to license to Transferee the rights and licenses necessary to complete the development and testing of and to manufacture the Device;

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties agree as follows:

     1.   Definitions.  For the purposes of this Agreement, the terms listed
          -----------
below shall have the following meanings:

          (a) "Assets" shall mean all those assets, both tangible and
               ------
intangible, transferred by Bard to Hospital as described in the Asset Agreement.

          (b) "Asset Agreement" shall mean that certain Asset and Technology
               ---------------
Donation and Transfer Agreement between Hospital and Bard, dated as of May 12, 1995.

          (c) "Bard" shall mean C.R. Bard, Inc., a New Jersey corporation.
               ----

          (d) "Clamshell" shall have the meaning set forth in the WHEREAS
               ---------
clauses of this Agreement.

          (e) "Clamshell II Septal Occluder" or "Occluder" shall mean that
               ----------------------------      --------
certain medical device being developed for the repair of atrial septal defects which is described in Exhibit 1.1(c) to the Asset Agreement.
                      --------------

          (f) "Closing" shall have the meaning set forth in Section 3(a) of this
               -------
Agreement.

          (g) "Closing Date" shall have the meaning set forth in Section 3(a) of
               ------------
this Agreement.

          (h) "Delivery System" shall mean that certain device which is
               ---------------
described in Exhibit 1.1(h) to the Asset Agreement.
             ---------------

          (i) "Device" shall mean the Clamshell II Septal Occluder and the
               ------
Delivery System.

          (j) "Device-Related Product" shall mean each of the Device, any
               ----------------------
individual component or part of the Device, and any and all successor or derivative products to or of the Device or any such component or part.

          (k) "Future Assignees" shall mean any other party to whom a Third
               ----------------
Party Assignee assigns, licenses or transfers the Assets or any portion thereof or any Licensed Technology.

          (l) "Hospital" shall have the meaning set forth in the introductory
               --------
paragraph of this Agreement.

          (m) "Indemnification Agreement" shall mean that certain
               -------------------------
Indemnification Agreement between Hospital and Bard, dated as of May 12, 1995.

          (n) "Indemnified Parties" shall have the meaning set forth in Section
               -------------------
8(a) of this Agreement.

          (o) "License Agreements" shall mean that certain License Agreement and
               ------------------
Sublicense Agreement each dated as of the date hereof which are being executed simultaneously with this Agreement by Hospital and Transferee.

          (p) "Licensed Delivery System Know-How" shall have the meaning defined
               ---------------------------------
in the Patent and Know-How License Agreement.

          (q) "Licensed Occluder Know-How" shall have the meaning defined in the
               --------------------------
Patent and Know-How License Agreement.

          (r) "Licensed Patent" shall have the meaning defined in the Patent and
               ---------------
Know-How License Agreement.

          (s) "Licensed Technology" shall mean the Licensed Delivery System
               -------------------
Know-How, the Licensed Occluder Know-How, and the Licensed Patents.

          (t) "Patent and Know-How License Agreement" shall mean that certain
               -------------------------------------
Patent and Know-How License Agreement between Hospital and Bard, dated as of June 19, 1995.

          (u) "Stock" shall have the meaning set forth in Section 2(a) of this
               -----
Agreement.

          (v) "Third Party Indemnification" shall have the meaning set forth in
               ---------------------------
Section 10 of this Agreement.

          (w) "Third Party Assignee" shall have the meaning set forth in Section
               --------------------
10 of this Agreement.

          (x) "Trademark" shall have the meaning set forth in Section 2(a) of
               ---------
this Agreement.

          (y) "Transferee" shall have the meaning set forth in the introductory
               ----------
paragraph of this Agreement.

          (z) "Transferee Indemnified Losses" shall have the meaning set forth
               -----------------------------
in Section 8(b) of this Agreement.

          (aa) "Transferred Assets" shall mean the Stock and the Trademark.
                ------------------

          (bb) "Transferred Know-How" shall have the meaning set forth in the
                --------------------
Asset Agreement.

     2.   Transfer of the Transferred Assets.
          ----------------------------------

          (a) Stock.  Subject to the terms and conditions hereof, and upon the
              -----
representations, warranties and agreements contained herein, Hospital shall transfer and assign to Transferee, and Transferee shall accept and acquire from Hospital, on the Closing Date:

          (i) 100 shares of Common Stock, $0.01 par value, of Clamshell (the "Stock"), which Stock represents all of the issued and outstanding capital stock of, and all of Hospital's ownership interest in, Clamshell; and

          (ii) all rights with respect to those trademarks and trademark applications relating to the Device and listed on Schedule 2.1(a) (the "Trademark"), together with the related goodwill.

          (b) Grant of Licenses.  Hospital and Transferee are executing
              -----------------
simultaneously with the execution of this Agreement the License Agreements in substantially the form as attached hereto as Exhibit 2.1(b) and Exhibit 2.1(c).
                                             --------------     --------------

          (c) The transfer of the Transferred Assets to the Transferee on the Closing Date shall be effected by assignments and such other instruments of transfer as shall transfer to Transferee all of the Hospital's interests in the Transferred Assets.

     3.  The Closing.
         -----------

          (a) Closing.  The transfer and assignment of the Transferred Assets
              -------
(the "Closing") shall be held at the offices of Testa, Hurwitz & Thibeault, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on June 19, 1995 (the "Closing Date"), or at any other time and place to which Hospital and Transferee may mutually agree.

          (b) Deliveries by Hospital at Closing.  At the Closing, and upon
              ---------------------------------
execution and delivery of this Agreement, Hospital shall deliver to Transferee a certificate or certificates representing the Stock, those assignments and instruments of transfer described in Section 2(c), and those instruments, documents and certificates described in Section 7 hereof.

          (c) Deliveries by Transferee at Closing.  At the Closing, Transferee
              -----------------------------------
shall deliver to Hospital those instruments, documents and certificates described in Section 6 hereof.

     4.   Representations and Warranties of Hospital.  In connection with the
          ------------------------------------------
transfer and assignment of the Stock hereunder to Transferee, Hospital represents, warrants and agrees as follows:

          (a) Organization; Good Standing.  Hospital is a corporation duly
              ---------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with corporate power to execute and deliver, and perform its obligations under, this Agreement, the License Agreements and the other documents described herein to be executed, delivered and performed by Hospital.

          (b) Authorization.  The execution, delivery and performance by
              -------------
Hospital of this Agreement, the License Agreements and the documents contemplated hereby which are to be executed by Hospital at the Closing and consummation by Hospital of the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate action on the part of Hospital, (ii) do not, and will not, conflict with any of the provisions contained in the certificate of incorporation or by-laws of Hospital, (iii) do not, and will not, conflict with any of the provisions contained in any other material instrument to which Hospital is a party or by which Hospital or its property may be bound, (iv) do not, and will not, violate any material law, regulation, order or decree applicable to Hospital, and (v) do not, and will not, with or without the passage of time or the giving of notice, violate or result in a material breach or default in, or acceleration of material obligations under, any agreement or instrument to which Hospital is a party or by which Hospital or its property may be bound. This Agreement, the License Agreements and the other documents contemplated hereby which are to be executed by Hospital evidence the legal, valid and binding obligations of Hospital, enforceable in accordance with their respective terms.

          (c) Technology.  To the best knowledge of Hospital's Office of
              ----------
Technology Transfer, the Patent Rights and Know-How, as such terms are defined in the License Agreement, together with the rights sublicensed to Transferee under the Sublicense Agreement, include all technology, patent rights and know-how owned or controlled by Hospital relating to the Occluder and the Delivery System.

          (d) Other Information.  To the best knowledge of Hospital's Office of
              -----------------
Technology Transfer, neither this Agreement nor the License Agreements contain any untrue statement of material fact by Hospital or omit to state a material fact necessary to make the statements contained therein by Hospital not misleading. In no event, however, shall Hospital be deemed to make any representation or warranty concerning the accuracy, completeness, sufficiency or otherwise with respect to any documents, records, papers, data or other information obtained by Hospital pursuant to the Asset Agreement, and by its acceptance hereof, Transferee acknowledges and agrees that it has not relied upon any such representation or warranty in entering into or performing this Agreement or the License Agreements.

     5.   Representations and Warranties of Transferee.  In connection with the
          --------------------------------------------
transfer and assignment of the Stock hereunder from Hospital, Transferee represents, warrants and agrees as follows:

          (a) Organization; Good Standing.  Transferee is a corporation duly
              ---------------------------
organized, validly existing, and in good standing under the laws of the State of Delaware with full corporate power to execute and deliver, and perform its obligations under, this Agreement, the License Agreements and the other documents described herein to be executed, delivered and performed by Transferee.

          (b) Authorization.  The execution, delivery and performance by
              -------------
Transferee of this Agreement, the License Agreements and the other documents contemplated hereby which are to be executed by Transferee at the Closing and consummation by Transferee of the transactions contemplated hereby and thereby
(i) have been duly authorized by all necessary corporate action on the part of Transferee, (ii) do not, and will not, conflict with any of the provisions contained in the certificate of incorporation or by-laws of Transferee, (iii) do not, and will not, conflict with any of the provisions contained in any other material instrument to which Transferee is a party or by which Transferee or its property may be bound, (iv) do not, and will not, violate any material law, regulation, order or decree applicable to Transferee, and (v) do not, and will not, with or without the passage of time or the giving of notice, violate or result in a material breach or default in, or acceleration of material obligations under, any agreement or instrument to which Transferee is a party or by which Transferee or its property may be bound. This Agreement, the License Agreements and the other documents contemplated hereby which are to be executed by Transferee evidence the legal, valid and binding obligations of Transferee, enforceable in accordance with their respective terms.

          (c)  Stock.
               -----

          (i) Transferee is acquiring the Stock for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing the same; and Transferee has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the distribution thereof.

          (ii) Transferee understands that the Stock being transferred hereby has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law, by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, and that it must be held indefinitely unless it is subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. The certificate for the Stock shall bear a legend to such effect.

          (d) Capability to Assess Suitability of Device for Implantation in
              --------------------------------------------------------------
Human Subjects.  Transferee is capable of assessing the suitability of the
- --------------
Device for implantation in human subjects and intends to diligently take steps toward the procurement of the resources, staff and expertise necessary to finish development of the Device, in accordance with the terms and provisions of the License Agreements.

          (e) Other Information.  Neither this Agreement, the License Agreements
              -----------------
nor any written statement, report or other document furnished or to be furnished by Transferee pursuant to this Agreement, the License Agreements or in connection with the transactions contemplated hereby or thereby contains or will contain any untrue statement of material fact by Transferee or omits or will omit to state a material fact necessary to make the statements contained therein by Transferee not misleading.

     6.   Conditions Precedent to the Obligations of Hospital.  The obligations
          ---------------------------------------------------
of Hospital to complete the transactions provided for herein are subject to the satisfaction or written waiver by Hospital as of the Closing of the following conditions:

          (a) The representations and warranties of Transferee contained herein shall be true and correct on and as of the Closing Date;

          (b) All the terms, covenants and conditions of this Agreement and the other documents to be executed by Transferee to be complied with or performed by Transferee on or before the Closing Date shall have been duly complied with and performed;

          (c) Transferee shall have furnished to Hospital a certificate signed by an executive officer, dated as of the Closing Date, confirming the matters set forth in subsections (a) and (b) above;

          (d) Hospital shall have received an opinion of Palmer & Dodge; special counsel to Transferee, dated as of the Closing Date, substantially in the form set forth in Exhibit 6.1 to this Agreement;
             -----------

          (e) Hospital shall have received copies of the following documents:
(i) Transferee's certificate of incorporation, as amended, certified as of a recent date by the Secretary of State of the State of Delaware; (ii) a certificate of said Secretary of State dated as of a recent date as to the due incorporation and good standing of Transferee; and (iii) a certificate of the Secretary or an Assistant Secretary of Transferee dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the by-laws of Transferee; and (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of Transferee authorizing the execution, delivery and performance of this Agreement, the License Agreements, and all transactions contemplated hereby or thereby;

          (f) Transferee shall have executed and delivered the License Agreements in substantially the form attached hereto as Exhibit 2.1(b) and
                                                        --------------
Exhibit 2.1(c);
- --------------

          (g) Hospital shall have received the written consent of Bard to this Agreement, the License Agreements, and the transactions contemplated hereby and thereby;

          (h) Transferee shall have become a party to (and shall be in full compliance with) the Indemnification Agreement as a Third Party Assignee, as that term is defined in the Indemnification Agreement, and shall have executed and delivered an Agreement to Become Party to Indemnification Agreement to Hospital and Bard;

          (i) Transferee shall have submitted to Hospital and Bard proof of insurance of the type required by the Indemnification Agreement and Section 9 hereunder, and Hospital and Bard shall have approved of the form of policy, extent of coverage, and the carrier providing such coverage;

          (j) There shall not be any pending or threatened governmental action or any proceeding by or before any court or governmental body or agency which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

     7.  Conditions Precedent to the Obligations of Transferee.  The obligations
         -----------------------------------------------------
of Transferee to complete the transactions provided for herein are subject to the satisfaction or written waiver by Transferee as of the Closing of the following conditions:

          (a) The representations and warranties of Hospital contained herein shall be true and correct on and as of the Closing Date;

          (b) All the terms, covenants and conditions of this Agreement and the other documents to be executed by Hospital to be complied with or performed by Hospital on or before the Closing Date shall have been duly complied with and performed;

          (c) Hospital shall have furnished to Transferee a certificate signed by the General Counsel of Hospital, dated as of the Closing Date, confirming the matters set forth in subsections (a) and (b) above;

          (d) Transferee shall have received an opinion of Testa, Hurwitz & Thibeault, special counsel to Hospital, dated as of the Closing Date, substantially in the form set forth in Exhibit 7.1 to this Agreement;
                                       -----------

          (e) Hospital shall have executed and delivered the License Agreements; and

          (f) There shall not be any pending or threatened governmental action or any proceeding by or before any court or governmental body or agency which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

     8.   Indemnification by Transferee.
          -----------------------------

          (a) Transferee agrees to defend, indemnify and hold Hospital, is subsidiaries, and each of is officers, trustees, directors, medical and professional staff, employees, agents and representatives (collectively, the "Indemnified Parties") harmless from and against any "Transferee Indemnified Losses" as defined herein.

          (b) The term "Transferee Indemnified Losses" shall mean and include all loss, liability, damage, or expense (including reasonable attorneys' fees, whether or not litigation be commenced, and costs of any government required investigation, documentation or product recall program) suffered or incurred from and after the Closing and in any way relating, directly or indirectly, to any claim (including claims of product liability and personal injury, whether brought in the form of tort, warranty or strict liability) or proceeding (i) with respect to any of the Assets, any Device-Related Product, the Transferred Assets or any Licensed Technology or (ii) relating to or arising out of the design, manufacture, sale or use of any Device-Related Product (including any Licensed Product or Licensed Process) made, used or sold pursuant to any right or license granted under this Agreement or the License Agreements.

          (c) Transferee's indemnification under (a) and (b) above shall not apply to any liability, damage, loss or expense to the extent that it is directly attributable to the negligent activities, reckless misconduct or intentional misconduct of the Indemnified Parties.

          (d) All indemnification payments required to be made pursuant to this
Section 8, including, without limitation, reimbursement for expenses incurred in connection with the defense of third party actions (whether prior to or following final disposition of any such action), shall be paid within thirty
(30) days of demand therefor.

          (e) Transferee shall inform Hospital promptly of any data concerning itself which Hospital may from time to time reasonably request.

          (f) Transferee agrees, at its own expense, to provide attorneys reasonably acceptable to Hospital to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought.

          (g) Transferee hereby covenants to Hospital that Transferee will comply with its obligations under the Indemnification Agreement including, but not limited to, its obligations pursuant to Sections 3.1 and 3.2 thereof.

          (h) This Section 8 shall survive expiration or termination of this Agreement.

     9.   Maintenance of Adequate Insurance.
          ----------------------------------

          (a) Transferee shall procure and maintain for the benefit of Hospital at its expense insurance in accordance with the provisions of Section 3.2 of the Indemnification Agreement, except that such commercial general liability insurance will name the Indemnified Parties as additional insureds. Any applicable insurance maintained by Hospital will be excess and non-contributing. The minimum amounts of insurance required to be carried by this Section 9 shall not be construed to create a limit on Transferee's liability with respect to its indemnification under Section 8 of this Agreement.

          (b) Transferee will provide Hospital with written evidence of such insurance as a precondition to its entering into any agreement relating to any of the Assets or the Licensed Technology and upon request from time to time, and will provide Hospital with written notice at least forty-five (45) days prior to any cancellation or non-renewal of, or reduction in coverage in, such insurance. Moreover, Transferee will provide Hospital with written notice at least fifteen
(15) days prior to a material change in such insurance. If Transferee does not obtain replacement insurance providing comparable coverage within such forty-five (45) or fifteen (15) day period, respectively, Hospital shall have the right to terminate this Agreement and the License Agreements effective at the end of such forty-five (45) or fifteen (15) day period, respectively, without notice of any additional waiting period. If such insurance is canceled or not renewed, Transferee agrees to procure extended reporting period coverage. Such coverage shall extend for a period of at least five (5) years after such cancellation or non-renewal.

     This Section 9 shall survive expiration or termination of this Agreement.

     10.  Obligations of Third Parties.  Transferee agrees to cause each third
          ----------------------------
party to whom Transferee assigns, licenses or transfers the Assets or any portion thereof or any Licensed Technology ("Third Party Assignee") to become a party to the Indemnification Agreement and to undertake the obligations set forth in Sections 8 and 9 of this Agreement. In addition, Transferee will require as a condition of its granting any consent to any assignment, license, sublicense, or transfer of the Assets or any portion thereof or any Licensed Technology by any Third Party Assignee to any Future Assignee that such Future Assignee become a party to the Indemnification Agreement and undertake the obligations set forth in Sections 8 and 9 of this Agreement.

     11.  Consent to Limitations on Warranties.  Transferee has reviewed the
          ------------------------------------
Asset Agreement, and understands, acknowledges and consents to the limitations and disclosure set forth in Article VII and Section 2.5, as well as the limitations on Bard's representations and warranties contained in the Asset Agreement. Transferee further understands that the warranties made in Section 4 of this Agreement are the sole warranties made by Hospital in connection with this Agreement, the License Agreements, the Stock, the Assets, any Device Related Product or any Licensed Technology, and are made in lieu of all other warranties, express or implied.

     12.  Option.  If Transferee, a Third Party Assignee or a Future Assignee
          ------
breaches a material term or condition of this Agreement, the License Agreements or any sublicense agreement thereunder resulting in the termination of the License Agreements:

          (a) Hospital shall have the option to purchase all the assets owned by Clamshell as of the Closing Date for the exercise price of $1.00, and all the other assets relating to the development, testing and manufacture of the Device or Device-Related Products which Clamshell and/or Transferee has acquired subsequent to the Closing Date, and which are dependent in whole or in part upon the rights licensed to Transferee pursuant to the License Agreements, for an exercise price equal to the fair market value of such assets. For purposes of this Section 11(a), fair market value shall be determined on an independent basis with no value being attributed to the Licensed Technology; and

          (b) Transferee shall assign to Hospital all rights with respect to the Trademark, together with the related goodwill.

          This option is not transferable or assignable by Hospital and may be exercised by a written notice to Transferee which states the election to exercise this option

     13.  Other Covenants and Agreements.
          ------------------------------

          (a) Affirmative Covenants.  Transferee agrees, such agreement to be
              ---------------------
enforceable by and for the benefit of Bard, to be bound by the affirmative covenants of Hospital (including the affirmative covenant to protect Confidential Data as defined in the Asset Agreement) contained in the Asset Agreement and by the limitations on the liability of Bard thereunder.

          (b) Records.  Transferee shall permit Hospital and Bard to have
              -------
reasonable access to, and to make copies of the originals of, documents described in Sections 2.1(c), 2.3 and 2.5 of the Asset Agreement to the extent Hospital or Bard may be required to have access to such originals for any reason relating to the business of Hospital or Bard, respectively. Transferee agrees that it shall maintain all books, documents, records, specifications, and other technical data, design, development, testing, and quality control records and all other written information transferred to Transferee pursuant to this Agreement and the License Agreement in accordance with Good Laboratory Practices, as established by the United States Food and Drug Administration.

          (c)  Confidential Data.
               -----------------

          (i) As used in this Agreement the term "Confidential Data" shall mean any information or data included in the Assets that relates to business operations of Bard conducted prior to the Closing. The License Agreements shall govern the confidentiality obligations of the parties with respect to the Licensed Patent, the Licensed Delivery System Know-How, the Licensed Occluder Know-How and the Transferred Know-How. Confidential Data shall also include all analyses, compilations, studies or other documents, whether prepared by Transferee or others, which contain or reflect such information. The term "Confidential Data" shall not include information which (A) was or becomes generally available to the public other than as a result of a disclosure by Transferee or its directors, officers, employees, agents, or advisors, or (B) is established by Transferee to have been known to Transferee at the time of the transfer of the Assets, or (C) was or becomes available to Transferee on a non-confidential basis through a source other than Bard or its advisors, provided that such disclosure was not in violation of a confidentiality agreement of which Transferee has or had knowledge.

          (ii) Each party agrees for a period of four years from the date of this Agreement to use such reasonable efforts to prevent disclosure or publications of the Confidential Data as it uses to protect its own proprietary data of similar type or value.

         (iii) In the event Transferee is required by legal process to disclose any of the Confidential Data, Transferee shall provide Bard with prompt notice of such requirement so that Bard may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Agreement relating to the protection of Confidential Data. In the event that a protective order or other remedy is obtained, Transferee shall use all reasonable efforts to assure that all Confidential Data will be covered by such order or other remedy. If such protective order or other remedy is not obtained or Bard waives compliance with the provisions of this Agreement relating to the protection of Confidential Data, Transferee may disclose that portion of the Confidential Data which Transferee is legally required to disclose without liability hereunder.

          (d) International Distribution and Marketing Rights.  Transferee, and
              -----------------------------------------------
any assignee, licensee or transferee of Transferee under this Agreement, shall provide Bard with written notice describing the nature and scope of any proposed marketing or commercial distribution of any Device-Related Products outside the United States ("International Distribution"). Transferee, or any such assignee,
                --------------------------
licensee or transferee, shall provide such notice no later than 60 days before the first of the following to occur: (i) any International Distribution of Device-Related Products or (ii) the commencement of negotiations with any third party relating to International Distribution of Device-Related Products. Bard shall advise the party giving such notice within 30 days as to whether it wishes to make a proposal with respect to participation in such International Distribution. Bard shall submit a proposal no later than 30 days after so advising the party giving notice hereunder. Transferee, and any assignee, licensee or transferee of Transferee under this Agreement, shall be obligated to give fair and open consideration to the merits of any proposal Bard may submit with respect to International

Distribution, and shall not enter into any International Distribution, or any agreement with any third party relating to International Distribution, before having done so.

          (e) Limitation of Liability.  Transferee hereby agrees that under no
              -----------------------
circumstances shall Transferee, any assignee, licensee or transferee of Transferee be entitled to recover from Hospital any damages, whether direct, incidental, consequential, indirect, special or punitive in nature, whether based on contract, tort (including negligence), or any other cause of action relating to the Assets, including without limitation any Device-Related Product, the Licensed Technology, the Transferred Assets or any other materials or rights transferred or granted hereunder or pursuant to the License Agreements, or otherwise relating to this Agreement or the License Agreements, even if Hospital has been informed or should know of the possibility of such damages. Transferee agrees to include in all agreements with third parties to whom the Assets or any portion thereof or the Licensed Technology may be assigned, licensed or transferred covenants pursuant to which such assignees, licenses and transferees confirm and agree that Hospital shall have no liability with respect to the Assets, including without limitation any Device-Related Product, the Licensed Technology, the Transferred Assets or any other materials or rights transferred or granted hereunder or pursuant to the License Agreements, or otherwise relating to this Agreement or the License Agreements.

          (f) Third Party Beneficiary Rights.  Hospital hereby agrees that
              ------------------------------
Transferee shall be deemed to be a third party beneficiary of the rights of Hospital and obligations of Bard under the Asset Agreement, including the representations and warranties of Bard under the Asset Agreement, with full rights of substitution to enforce such rights and obligations.

     14.  Miscellaneous.
          -------------

          (a) Survival of Representations and Warranties.  No action shall be
              ------------------------------------------
brought by or on behalf of either party with respect to a breach of the representations or warranties contained in this Agreement or made in connection with the Closing after the date which is one year after the Closing. The covenants and limitations of liability contained herein, including but not limited to the covenants with respect to indemnification and insurance set forth in Sections 8 through 10, shall continue in effect notwithstanding such limitation.

          (b)  Waivers and Amendments.
               ----------------------

          (i) This Agreement may be amended, modified or supplemented, and any obligation hereunder may be waived, only by a written instrument executed by the parties hereto. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate as a waiver of any subsequent breach.

          (ii) No failure on the part of any party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy by such party preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies hereunder are cumulative and are not exclusive of any other rights and remedies provided by law.

          (c) Notices.  All notices, requests, demands and other communications
              -------
which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or sent by registered or certified mail, return receipt requested, postage prepaid (i) if to Hospital, to Children's Medical Center Corporation, 300 Longwood Avenue, Boston, Massachusetts 02115, Attention: Stuart J. Novick, Vice President and General Counsel; with a copy to William B. Asher, Jr., Testa, Hurwitz & Thibeault, Exchange Place, 53 State Street, Boston, Massachusetts 02109; (ii) if to Transferee, to InnerVentions, Inc., 222 Berkeley Street, Boston, Massachusetts 02116-3761, Attention: David A. Chazanovitz, with a copy to Michael Lytton, Palmer & Dodge, One Beacon Street, Boston, Massachusetts 02108; or to such other address as Hospital or Transferee shall have specified by notice in writing to the other.

          (d) Expenses.  Except as otherwise specifically set forth in this
              --------
Agreement or any other document delivered in connection with the Closing, each party hereto shall pay its own expenses in connection with the transactions contemplated hereby, whether or not they are completed.

          (e) Public Disclosure.  The parties will consult with respect to the
              -----------------
appropriate public disclosure to be made with respect to the transactions contemplated hereby, and will make no such disclosure, including any disclosure or other use of the name or identity of the other party, prior to such consultation and consent of the other party, except as may be required by law or by any stock exchange listing agreements and except as may be agreed upon between the parties in writing from time to time. Without limiting the generality of the foregoing, Transferee shall not name Hospital or Bard as a developer of any Device-Related Product, or otherwise associate Hospital or Bard with any Device-Related Product, in connection with any marketing or promotional activities of Transferee; provided, however, that Transferee may state in an offering memorandum or prospectus used solely for the purpose of raising capital for the development, testing and manufacture of Device-Related Products that certain technology upon which such Device-Related Products are based was acquired from Hospital and Bard.

          (f) Confidentiality.  If for any reason the transactions contemplated
              ---------------
hereby shall not become effective, all written disclosures and other information and all copies of material from the books and records of either party theretofore furnished to the other party shall be returned promptly to the party furnishing the same. All provisions contained in this Agreement relating to Confidential Data shall survive any termination of this Agreement.

          (g) Entire Agreement.  This Agreement (including all Exhibits hereto),
              ----------------
the License Agreements and the other documents executed pursuant hereto or thereto constitute the entire agreement between the parties hereto with respect to the transfer of the Transferred Assets and Licensed Technology to Transferee by Hospital and supercede all prior agreements and understandings, whether written or oral, between the parties relating to the subject of these agreements.

          (h) Binding Nature.  This Agreement shall inure to the benefit of, and
              --------------
be binding upon, the parties hereto and their respective legal representatives, successors and permitted assignees, licensees and transferees and shall be enforceable by and for the benefit of Bard.

          (i) Governing Law.  This Agreement shall be governed by, and construed
              -------------
and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to its conflicts of laws principles.

          (j) Severability.  Any provision of this Agreement which is prohibited
              ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (k) Exhibits.  All Exhibits mentioned in this Agreement are
              --------
incorporated in this Agreement and shall form an integral part hereof. All capitalized terms defined in this Agreement which are used in any Exhibit shall, unless the context otherwise requires, have the same meaning therein as given herein.

          (l) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          (m) Headings.  The headings contained in this Agreement are for
              --------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (n) Assignment.  Hospital may assign this Agreement and the License
              ----------
Agreements at any time to any corporate affiliate of Hospital without the prior consent of Transferee. Transferee shall not assign, transfer or license any of its rights or delegate any of its obligations hereunder or pursuant to the License Agreements without the written consent of Hospital, except as expressly set forth herein, and any attempt to do so shall be void. Hospital agrees to consent to a proposed assignment, transfer or license after Transferee has demonstrated that the following pre-conditions have been satisfied:

          (i) Transferee shall have confirmed in writing to Hospital that the proposed assignment, license or transfer shall not in any way diminish or affect Transferee's obligations hereunder and under the License Agreements;

          (ii) The proposed transferee, licensee or assignee shall have agreed in a document, which by its terms shall be enforceable by and for the benefit of Bard and Hospital, to be bound by the affirmative covenants of Transferee contained in this Agreement and the License Agreements and by the limitations on Hospital's liability hereunder and thereunder, and to be bound by the affirmative covenants of Hospital (including the affirmative covenants to protect Confidential Data) contained in the Asset Agreement and by the limitations on Bard's liability thereunder. Moreover, the proposed transferee, licensee or assignee shall have confirmed in such document its understanding of, and consent to, the limitations on Hospital's representations and warranties contained in this Agreement and on Bard's representations and warranties contained in the Asset Agreement. The form and content of such document shall be subject to approval by Hospital;

         (iii) The proposed transferee, licensee or assignee shall have submitted to Hospital and Bard proof of insurance of the type required by the Indemnification Agreement and Section 9 hereunder, and Hospital and Bard, in their sole discretion, shall have approved of the form of policy, extent of coverage, and the carrier providing such coverage;

          (iv) The proposed assignee, transferee or licensee shall have become a party to (and shall be in full compliance with) the Indemnification Agreement as a Third Party Assignee, as that term is defined in the Indemnification Agreement, and shall have executed and delivered an Agreement to Become Party to Indemnification Agreement to Hospital and Bard;

          (v) The proposed assignee, transferee or licensee shall be a reputable entity with available resources and sufficient scientific, business and other expertise to satisfy Transferee's obligations hereunder and under the License Agreements;

         (vi) Transferee is not then in breach of this Agreement, the License Agreements or the Indemnification Agreement;

        (vii) The proposed assignee, transferee or licensee has a net worth at least equivalent to the net worth Transferee has as of the date of the assignment, transfer or license;

       (viii) Transferee provides written notice of the proposed assignment, transfer or license to Hospital, together with documentation sufficient to demonstrate the requirements set forth in subparagraphs (i) through (vii) above, at least thirty (30) days prior to the proposed effective date of the assignment, transfer or license; and

         (ix) Hospital receives from the proposed assignee, transferee or licensee, in writing, at least thirty (30) days prior to the proposed effective date of the assignment, transfer or license reaffirmation by Transferee of the terms of this Agreement and the License Agreements, an agreement from the proposed assignee, transferee or licensee to be bound by the terms of this Agreement and the License Agreements, and an agreement from the proposed assignee, transferee or licensee to perform the obligations of Transferee under this Agreement and the License Agreements.

     Provided, however, that Transferee's merger with, or acquisition by, another entity or the sale of all or substantially all of the assets of Transferee, shall be deemed an assignment for purposes of this Section 14(n).

          (o) Termination.  This Agreement may be terminated by any party hereto
              -----------
upon written notice to the other parties if the Closing has not occurred on or prior to June 30, 1995.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as an agreement under seal as of the date first above written.

                                 HOSPITAL:

                                 CHILDREN'S MEDICAL CENTER
                                 CORPORATION


                                 By /s/ Stuart Novick
                                    -----------------------------------------
                                 Its:  Vice President and
                                         General Counsel

                                 TRANSFEREE:

                                 INNERVENTIONS, INC.


                                 By:  /s/ David Chazanovitz
                                      ---------------------
                                 Its: President and CEO